Exhibit 99.2

Q4 2020 Conference Call February 10, 2021 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Prospectus Supplement filed pursuant to Rule 424(b)(5)with the SEC on September 2, 2020. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement , include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we ar e reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $450B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials 3

Customer Pipeline Atomera Incorporated 4 • 19 customers, 25 engagements • Working with 50% of the world’s top semiconductor makers* * At least 10 of the top 20 (IC Insights, McClean Report 2021)

Joint Development Agreements ► Advantages of joint development ▪ Atomera and customer engineers aligned on common goal ▪ Customer “resident expert” team develops expertise on Atomera technology ▪ Resident experts become natural advocates ► First JDA signed with market leading semiconductor company ▪ Includes a manufacturing license, putting them in Phase 4 ▪ Upon completion, MST can more easily be adopted by business units ▪ Each business unit is an incremental licensing opportunity Atomera Incorporated 5

Atomera MSTcad Œ ► Leading semiconductor companies use TCAD to model manufacturing processes ► MSTcad is an add - on for MST ► MSTcad can optimize complex statistical experiments to assess impact of multiple manufacturing options ► Lowers cost of MST evaluation ► Accelerates time to successful results by customers Atomera Confidential 6

7 Epi deposition tool Source: The McClean Report - 2019 300mm Epi Deposition Tool

Patent Portfolio – 17% increase YoY Atomera Incorporated 8 269 Patents Granted and Pending Core MST Method and Device MST Enabled Devices/Architecture Next - Gen Architectures using MST Discoverable These distinctive layers are visible on products using MST Extensive know - how Extends life and value of patents 75 Foreign Patents 112 US Patents 59 Foreign 21 US 80 Pending

Financial Review

atomera

	FY 2019	Q1 '20	Q2 '20	Q3 '20	Q4 '20	FY 2020
GAAP Results						
Revenue	**$0.53M**	**$0.06M**	$ -	$ -	$ -	**$0.06M**
Gross Profit	$0.28M	$0.05M	$ -	$ -	$ -	$0.05M
Operating Expense						
R&D	$7.7	$2.1M	$2.1M	$2.0M	$2.2M	$8.4M
G&A	$5.2	$1.4M	$1.5M	$1.3M	$1.4M	$5.6M
S&M	$1.0	$0.2M	$0.2M	$0.2M	$0.3M	$0.9M
Total Operating Expense	**$13.9M**	**$3.7M**	**$3.8M**	**$3.6M**	**$3.9M**	**$15.0M**
Net Loss	($13.3M)	($3.6M)	($3.8M)	($3.6M)	($3.9M)	($14.9M)
Loss Per Share	*($0.84)*	*($0.22)*	*($0.21)*	*($0.19)*	*($0.19)*	*($0.79)*
Reconciliation between GAAP & Non-GAAP						
Net Loss (GAAP)	**($13.3M)**	**($3.6M)**	**($3.8M)**	**($3.6M)**	**($3.9M)**	**($14.9M)**
Stock-Based Compensation	$2.9M	$0.6M	$0.8M	$0.8M	$0.8M	$3.0M
Warrant Modification	-	$0.1M	-	-	-	$0.1M
Other income (expense)	($0.3M)	-	-	-	-	$0.1M
Adjusted EBITDA (Non-GAAP)*	**($10.7M)**	**($2.9M)**	**($3.0M)**	**($2.7M)**	**($3.0M)**	**($11.7M)**

** Adjusted EBITDA is a non-GAAP financial measure. A full reconciliation of GAAP and non-GAAP results is contained in our press release. Some totals reflect rounding*

Atomera Incorporated

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